HSBC FUNDS

HSBC Emerging Markets Funds

Supplement dated August 26, 2013
to the Statement of Additional Information
dated February 28, 2013, as supplemented (the “SAI”)

The first paragraph in the subsection entitled “Fund Ownership of Portfolio Managers” beginning on page 51 of the SAI is deleted and replaced with the following information:

The portfolio managers did not beneficially own shares of the Funds that they managed as of October 31, 2012, except as indicated in the table below.

Dollar Range of Equity
Securities in the Fund
Portfolio Manager	Fund	Beneficially Owned
Guillermo Osses	EM Debt Fund	$10,001 - $50,000
	EM Local Debt Fund	$10,001 - $50,000
	Total Return Fund	$100,001 - $500,000

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.